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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No.'s 333-778, 333-780, 333-782, 333-784, 333-786 and
333-30057) of American Oncology Resources, Inc. of our report dated March 2, 1999 appearing on page 25 of this Form 10-K/A.


PRICEWATERHOUSECOOPERS LLP
Houston, Texas
May 7, 1999